                                                                   EXHIBIT 10.22

                             FORBEARANCE AGREEMENT
                           AND ELEVENTH AMENDMENT TO
                     AMENDED AND RESTATED CREDIT AGREEMENT


          FORBEARANCE AGREEMENT AND ELEVENTH AMENDMENT, dated as of February 1, 1999, to the Amended and Restated Credit Agreement dated as of August 7, 1997, as amended by the First Amendment and Waiver to Amended and Restated Credit Agreement dated as of November 13, 1997, the Second Amendment and Waiver to Amended and Restated Credit Agreement dated as of December 13, 1997, the Third Amendment to Amended and Restated Credit Agreement dated as of January 7, 1998, the Fourth Amendment to the Amended and Restated Credit Agreement dated as of May 22, 1998, the Fifth Amendment and Waiver to Amended and Restated Credit Agreement dated as of August 14, 1998, the Sixth Amendment and Waiver to Amended and Restated Credit Agreement dated as of October 1998, the Seventh Amendment and Waiver to Amended and Restated Credit Agreement dated as of December 15, 1998, the Eighth Amendment and Waiver to Amended and Restated Credit Agreement dated as of December 21, 1998, the Ninth Amendment and Waiver to Amended and Restated Credit Agreement dated as of January 8, 1999 and the Tenth Amendment and Waiver to Amended and Restated Credit Agreement dated as of January 14, 1999 (as so amended, the "Credit Agreement"), among Hollywood Theater Holdings, Inc.
                     ----------------
(the "Parent"), Hollywood Theaters, Inc. (the "Company"), the banks and other
      ------                                   -------
financial institutions parties thereto (collectively, the "Banks"; individually,
                                                           -----
a "Bank"), and Bank of America National Trust and Savings Association, as
   ----
Administrative Agent for the Banks (the "Administrative Agent").
                                         --------------------


                              W I T N E S S E T H:
                              -------------------


          WHEREAS, pursuant to the Credit Agreement, the Banks have made Loans to the Company which remain outstanding;

          WHEREAS, the Company is in default in the performance of certain of its obligations under the Credit Agreement;

          WHEREAS, the Parent and the Company have requested that the Banks, and the Banks are willing to, forbear from taking certain action under the Credit Agreement on the terms and conditions herein set forth; and

          WHEREAS, the Parent and the Company have requested that the Banks, and the Banks are willing to, amend certain terms and conditions under the Credit Agreement as more fully set forth herein.

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto hereby agree as follows:
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                                                                               2



                                   ARTICLE I
                                  DEFINITIONS

          1.1  Defined Terms.  Unless otherwise defined herein, capitalized
               -------------
terms used herein have the meanings assigned in the Credit Agreement, and the following terms shall have the following meanings:

          "Agreement":  this Forbearance Agreement and Eleventh Amendment to the
           ---------
     Amended and Restated Credit Agreement, as the same may from time to time be amended, supplemented or otherwise modified.

          "Cross-Default":  the Event of Default under Section 8.1(e) of the
           -------------
     Credit Agreement arising from the failure of the Company to make payment of interest due on February 1, 1999 pursuant to the Indenture, dated as of August 7, 1997 among Hollywood Theaters, Inc. an issuer, the guarantors named therein and U.S. Trust Company of Texas, N.A., as trustee.

          "Effective Date":  the first date on which the condition precedent
           --------------
     specified in Article IV shall have been satisfied or the satisfaction thereof shall have been waived in accordance with the terms hereof.

          "Forbearance Period":  the period beginning on the Effective Date and
           ------------------
     ending on the earlier of (a) March 1, 1999 and (b) the Termination Date.

          "Termination Date":   the date of termination of this Agreement
           ----------------
     pursuant to Article VI.


                                  ARTICLE II
                            LIMITATION ON REMEDIES

          2.1  Forbearance.  Notwithstanding the occurrence and continuance of
               -----------
the Cross-Default, the Administrative Agent and the Banks hereby agree to forbear, during the Forbearance Period, from the exercise of any rights or remedies under the Credit Agreement, the other Loan Documents and applicable law in respect of the Cross-Default; it being understood that the foregoing is not and shall not be construed as an amendment, waiver or modification of Section 8.1(e) of the Credit Agreement.


                                  ARTICLE III
                        AMENDMENTS TO CREDIT AGREEMENT

          3.1  Amendment to Section 1.1 of the Credit Agreement.  Section 1.1 of
               ------------------------------------------------
the Credit Agreement is hereby amended by adding thereto the following definition in the appropriate alphabetical order:
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                                                                               3

          "Forbearance Agreement":  the Forbearance Agreement and Eleventh
           ---------------------
     Amendment to the Amended and Restated Credit Agreement, dated as of February 1, 1999.

          3.2  Amendment to Section 2.1(b) of the Credit Agreement.  Section
               ---------------------------------------------------
2.1(b) of the Credit Agreement is hereby amended by inserting the phrase "(other than, for so long as the Banks agree to forbear, the Cross-Default (as defined in the Forbearance Agreement) for which the Banks have agreed to forbear on the terms and conditions set forth in the Forbearance Agreement)" immediately following the phrase "Default or Event of Default" in clause (i) there of.

          3.3  Amendment to Section 4.2(c) of the Credit Agreement.  Section
               ---------------------------------------------------
4.2(c) of the Credit Agreement is hereby amended by inserting the phrase "(other than, for so long as the Banks agree to forbear, the Cross-Default (as defined in the Forbearance Agreement) for which the Banks have agreed to forbear on the terms and conditions set forth in the Forbearance Agreement)" immediately following the phrase "Default or Event of Default" therein.


                                  ARTICLE IV
                                EFFECTIVE DATE

          4.1  Effective Date.  This Agreement shall become effective as of the
               --------------
date hereof but only upon (a) receipt by the Administrative Agent of counterparts of this Agreement, duly executed and delivered by the Company, the Administrative Agent and the Required Banks and (b) receipt by the Administrative Agent of the fee set forth in section 7.3(b).


                                   ARTICLE V
                                INTERPRETATION

          5.1  Continuing Effect of the Credit Agreement.  The Company, the
               -----------------------------------------
Parent, the Administrative Agent and the banks hereby acknowledge and agree that the credit Agreement shall continue to be and shall remain unchanged and in full force and effect in accordance with its terms, except as expressly modified hereby.

          5.2  No Limitation on Remedies after Forbearance Period.  The Company
               --------------------------------------------------
hereby acknowledges and agrees that, at the end of the Forbearance Period, the provisions of Section 2.1 hereof shall become of no force and effect and the Administrative Agent and the Banks shall be free, in accordance with the Credit Agreement and the other Loan Documents, to declare the Loans and all other amounts outstanding under the Credit Agreement to be due and payable and to exercise and enforce, or to take steps to exercise and enforce, all other rights, powers, privileges and remedies available to them under the Credit Agreement, any other Loan Document or applicable law on account of the Cross-Default (or any other Default or Event of Default) as if this Agreement had not been entered into by the parties hereto.
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                                                                               4

          5.3  No Waiver; Other Defaults or Events of Default.  (a) Nothing
               ----------------------------------------------
contained in this Agreement shall be construed or interpreted or is intended as a waiver of any rights, powers, privileges or remedies that the Administrative Agent or the Banks have or may have under the Credit Agreement or any other Loan Document on account of the Cross-Default, except as expressly provided herein.

          (b) Nothing contained in this Agreement shall be construed or interpreted or is intended as a waiver of or limitation on any rights, powers, privileges or remedies that the Administrative Agent or the banks have or may have under the Credit Agreement or any other Loan Document on account of any Default or Event of Default other than the Cross-Default.


                                  ARTICLE VI
                             EVENTS OF TERMINATION

          Upon the occurrence of any of the following events:

          (a) the Company or any of its Subsidiaries shall default in the observance or performance of any agreement contained in this Agreement;

          (b) the occurrence and continuance of a Default or Event of Default (other than the Cross-Default); or

          (c) any party (including, without limitation, any holder of Senior Subordinated Notes) shall exercise any right or remedy under the Indenture, dated as of August 7, 1997 (the "Senior Subordinated Indenture") among
                                      -----------------------------
     Hollywood Theaters, Inc., as issuer, the guarantors named therein and U.S. Trust Company of Texas, N.A., as trustee, or commence any action, suit, proceeding or claim with respect to the Senior Subordinated Indenture;

then, and in any such event, the provisions of Section 2.1 hereof shall immediately and automatically terminate and thereafter such Section shall have no force or effect.


                                  ARTICLE VII
                                 MISCELLANEOUS

          7.1  Amendments and Waivers.  This Agreement may be amended, modified
               ----------------------
or supplemented and waivers of or consents to departures from the provisions hereof or thereof may be given provided the same are in writing and signed by the Company, the Administrative Agent and the Required Banks.

          7.2  No Waiver; Cumulative Remedies.  No failure to exercise and no
               ------------------------------
delay in exercising, on the part of the Administrative Agent or any Bank, any right, remedy, power or privilege hereunder, under the Credit Agreement, the other Loan Documents or under applicable law,
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                                                                               5

shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder, under the Credit Agreement, the other Loan Documents or under applicable law preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges provided in the Credit Agreement, the other Loan Documents and herein are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

          7.3  Payment of Fees and Expenses.  (a) The Company hereby agrees to
               ----------------------------
pay all reasonable costs, fees and expenses of the Administrative Agent, including reasonable attorney's fees, in connection with the preparation, execution and delivery of this Agreement.

          (b) The Company further agrees to pay the Administrative Agent, for the account of each Bank on or prior to the Effective Date, a fee in an amount equal to $50,000, and such fee shall be due and payable on the Effective Date. Such fee shall be in addition to any and all other fees and expenses required to be paid from time to time by the Company to the Administrative Agent and/or the Banks pursuant to the Credit Agreement.

          7.4  Successors and Assigns.  This Agreement shall be binding upon and
               ----------------------
inure to the benefit of each of the parties hereto and their respective successors and assigns.

          7.5  Counterparts.  This Agreement may be executed by one or more of
               ------------
the parties to this Agreement on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

          7.6  Reservation of Rights.  Notwithstanding anything contained in
               ---------------------
this Agreement, the Company acknowledges that the Administrative Agent and the Banks do not waive, and expressly reserve, the right to exercise, at any time during the Forbearance Period, any and all of their rights and remedies under
(a) the Credit Agreement, any other Loan Documents and applicable law in respect of the Cross-Default against any Person other than the Company or any other Loan Party, (b) any other document or instrument, including, without limitation, the right of the Administrative Agent to give a blockage notice in accordance with the Indenture and (c) the Credit Agreement, any other Loan Document or applicable law in respect of any Default or Event of Default other than the Cross-Default.

          7.7  GOVERNING LAW.  THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF
               -------------
THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT CONSIDERATION OF ITS CONFLICT OF LAWS PRINCIPLES, AND APPLICABLE FEDERAL LAW.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                HOLLYWOOD THEATER HOLDINGS, INC.


                                By: /s/ James R. Featherstone
                                   ---------------------------------------
                                     James R. Featherstone
                                     Vice President


                                HOLLYWOOD THEATERS, INC.


                                By: /s/ James R. Featherstone
                                   ---------------------------------------
                                     James R. Featherstone
                                     Vice President
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                                                                               7


                                BANK OF AMERICA NATIONAL TRUST AND
                                SAVINGS ASSOCIATION, as Administrative Agent


                                By: /s/ David Price
                                   ---------------------------------------
                                Name:  David Price
                                Title: Vice President


                                BANK OF AMERICA NATIONAL TRUST AND
                                SAVINGS ASSOCIATION, as a Bank


                                By: /s/ F. A. Zagar
                                   ---------------------------------------
                                Name:  F. A.  Zagar
                                Title: Vice President
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                                                                               8

                                BANK ONE TEXAS, N.A., as a Bank



                                By: /s/ Bradley C. Peters
                                   ---------------------------------------
                                Name:  Bradley C. Peters
                                Title: Vice President
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                                                                               9

                                THE SUMITOMO BANK, LIMITED, as a Bank



                                By: /s/ H. W. Redding
                                   ---------------------------------------
                                Name: H. W. Redding
                                Title: Vice President and Manager


                                By: /s/ Stan Marciniak
                                   ---------------------------------------
                                Name: Stan Marciniak
                                Title: Vice President and Manager
                                       Operations
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                                                                              10

                                THE BANK OF NOVA SCOTIA, as a Bank



                                By:  /s/ Paul A. Weissenberger
                                   ---------------------------------------
                                Name: P. A. Weissenberger
                                Title: Authorized Signatory